SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2006

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in charter)

Kansas

(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 Joplin Street, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (417) 625-5100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.               Entry Into a Material Definitive Agreement.

On June 1, 2006, The Empire District Gas Company (“Empire Gas”), a wholly owned subsidiary of The Empire District Electric Company (the “Company”), issued $55 million aggregate principal amount of 6.82% First Mortgage Bonds due 2036 (the “Bonds”).

The Bonds were issued in a private placement pursuant to a Bond Purchase Agreement dated June 1, 2006 among Empire Gas and the purchasers of the Bonds.

The terms of the Bonds are set forth in an Indenture of Mortgage and Deed of Trust, dated as of June 1, 2006, by and between Empire Gas and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), as supplemented and amended by the First Supplemental Indenture of Mortgage and Deed of Trust dated as of June 1, 2006, by and between Empire Gas and the Trustee.

The proceeds of the Bonds were used, in part, to fund the acquisition by Empire Gas of the Missouri natural gas distribution operations of Aquila, Inc. See Item 8.01 below for further information on the acquisition.

The Bond Purchase Agreement, Indenture of Mortgage and Deed of Trust and First Supplemental Indenture of Mortgage and Deed of Trust are filed as Exhibits 4.1, 4.2 and 4.3, respectively hereto, and are incorporated by reference.

SECTION 2 — FINANCIAL INFORMATION

Item 2.03.               Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a
                                Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

SECTION 8 — OTHER EVENTS

Item 8.01.               Other Events.

On June 1, 2006, Empire Gas issued a press release announcing the issuance of the Bonds and the completion of the acquisition of the Missouri natural gas distribution operations of Aquila, Inc. Furnished herewith as Exhibit 99.1 is a copy of the press release.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.               Financial Statements and Exhibits.

(d)                     Exhibits

4.1                                                               Bond Purchase Agreement dated June 1, 2006.

4.2                                                               Indenture of Mortgage and Deed of Trust dated as of June 1, 2006.

4.3                                                               First Supplemental Indenture of Mortgage and Deed of Trust dated as of June 1, 2006.

99.1                   Press Release dated June 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

By	/s/ Gregory A. Knapp
	Name:	Gregory A. Knapp
	Title:	Vice President — Finance and Chief Financial Officer

Dated: June 5, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit
4.1	Bond Purchase Agreement dated June 1, 2006.
4.2	Indenture of Mortgage and Deed of Trust dated as of June 1, 2006.
4.3	First Supplemental Indenture of Mortgage and Deed of Trust dated as of June 1, 2006.
99.1	Press Release dated June 1, 2006.